                                                                    EXHIBIT 10.1

                               CUSTODIAN AGREEMENT

        CUSTODIAN AGREEMENT dated as of ____________, 2004 (this "Agreement"), by and between THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York and having an office at 101 Barclay Street, New York, New York 10286, in its capacity as trustee ("Trustee") of the iShares COMEX Gold Trust (the "Trust"), and THE BANK OF NOVA SCOTIA, a bank organized under the laws of Canada, and having an office at One Liberty Plaza, New York, New York 10006, as agent for Trustee ("Custodian").

        WHEREAS, Trustee wishes to establish an account with Custodian to hold and maintain certain property which Trustee holds in its capacity as Trustee; and

        WHEREAS, Custodian agrees to establish such custody account and to hold and maintain the property in such account on the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and of the agreements hereinafter set forth, Trustee and Custodian agree as follows:

        1.      Establishment of Account.

                    (a) Custodian shall establish and maintain one or more custodial accounts entitled "The Bank of New York, as trustee of the iShares COMEX Gold Trust" (collectively, the "Account") for the receipt and maintenance of: (i) Gold bars delivered to Custodian as contemplated in the Creation and Redemption Procedures attached hereto as Annex 1 (the "Procedures"); (ii) Gold received by the Custodian on an Unallocated Basis, as contemplated by the Procedures; and (iii) cash or other assets of the Trustee which may come under the possession of the Custodian (all assets held in the Account are collectively referred to as the "Property").

                    (b)     For purposes of this Agreement:

                "Gold" means (1) gold that (i) would be eligible for delivery in settlement of a COMEX gold futures contract in accordance with COMEX Rules ("COMEX Gold") or (ii) meets the requirements of "good delivery" under the rules of the London Bullion Market Association ("LBMA Gold") and (2) credit to an account on an Unallocated Basis.

                "Unallocated Basis" means that the person in whose name gold is so held is entitled to receive delivery of gold in the amount standing to the credit of that person's account, but that person has no ownership interest in any particular gold that the custodian maintaining that account owns or holds.

                    (c) The ownership of Property in the Account, whether any such Property is held by Custodian or by a Sub-Custodian (as defined in Section 5) shall be clearly recorded on Custodian's books as belonging to Trustee. To the extent Property is physically held in the Account, such Property shall also be physically segregated from the general assets of Custodian, the assets of Trustee in its individual capacity and the assets of Custodian's other customers, except in the case of Gold held on an Unallocated Basis.

                    (d) Custodian will at all times take reasonable action to minimize the amount of Gold in the Account that is on an Unallocated Basis. Custodian shall allocate Gold bars to the Account so that no more than 430 Ounces of Gold is held in the Account on an Unallocated Basis at the close of each business day of the Custodian.

        2. Representations and Warranties of Custodian. Custodian hereby represents and warrants that, as of the date of this Agreement and as of any date on which Gold is credited to, debited from, or substituted in, the Account:

                    (a) it is a bank, duly organized under the laws of its country of organization as set forth above, and it is regulated as such by that country's government or an agency thereof;

                    (b) it has and shall maintain during the term of this Agreement at least the minimum amount of capital required to be an approved depository in respect of gold futures traded on COMEX;

                    (c) this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of Custodian;

                    (d) the execution, delivery and performance of this Agreement by Custodian do not and will not violate any applicable law or regulation and do not require the consent of any governmental or other regulatory body except for such consents and approvals as have been obtained, which are identified on Schedule A hereto and which are in full force and effect; and

                    (e) Gold substituted by it for other Gold previously held in the Account meets part (1) of the definition of "Gold" in this Agreement and has a fine weight at least equal to the fine weight of the Gold for which it was substituted.

        3. Undertakings and Agreements of Custodian. Custodian hereby undertakes and agrees that, so long as any Property is held in the Account:

                    (a) Insurance. Custodian shall maintain adequate insurance in support of the indemnification provided for in Section 11 hereof, and otherwise covering any loss of Property. Custodian shall provide Trustee with evidence of such insurance coverage as of the date of this Agreement and thereafter upon Trustee's request. Such insurance coverage will not be reduced without 30 days' prior written notice to Trustee. Upon reasonable prior written notice, in connection with the preparation of the initial registration statement under the Securities Act of 1933 for shares of the Trust or any amendment to that registration statement or any subsequent registration statement for those shares, Custodian will allow its insurance to be reviewed by Trustee, the Sponsor, any underwriter mentioned in that registration statement or amendment and their respective counsel. However, Custodian may require any party seeking to review its insurance under the preceding sentence, as a condition of making that review, to execute a reasonable confidentiality agreement in a form determined by Custodian in its reasonable discretion covering that review.

                    (b) Charges; Liens. The Property shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of Custodian, any Sub-Custodian or any creditor of any of them, except a claim of payment for the safe custody and administration of the Property or, in the case of cash deposits, liens or rights in favor of creditors of the Custodian arising under bankruptcy, insolvency, or similar laws. Custodian shall not loan, hypothecate, pledge or otherwise encumber any Property in the Account absent Trustee's written instructions.

                    (c) Transferability. Beneficial ownership of the Property shall be freely transferable without the payment of money or value other than for safe custody or administration.

                    (d) Records. Adequate records will be maintained by Custodian identifying the Property as belonging to Trustee. Such records shall include, with respect to the Account, (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Property (including adequate information to uniquely identify each bar of Gold received in or delivered from the Account, except for Gold held on an Unallocated Basis) and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Property in physical possession and (B) Gold held on an Unallocated Basis, and allocations made daily in respect thereof, as provided in Section 17; and (iii) such other books and records as Trustee may reasonably request.

                    (e) Reports. For each business day, not later than 9:00 a.m., New York time on the following business day, Custodian shall transmit to Trustee by facsimile message signed by an Authorized Person of the Custodian set forth on Schedule B-2 and by e-mail information showing the movement of Gold into and out of the Account, identifying separately each transaction and any substitution or relocation of Gold made under Section 4(e). Custodian shall supply to Trustee at least monthly, within ten business days following the end of each calendar month, by facsimile message signed by an Authorized Person of the Custodian a written statement which (i) lists all Property held in the Account including a weight list for the Gold in the Account (other than Gold held on an Unallocated Basis) containing information sufficient to uniquely identify each bar of Gold; (ii) identifies the entity having physical possession of such Property; and (iii) details all transactions involving the Account, including daily balances held on an Unallocated Basis and all transfers to or from the Account or any account with a Sub-Custodian containing Property held for the benefit of Trustee and Account and any substitutions or relocations of Gold held in the Account. Such reports shall also include any other information that Trustee may reasonably request. Custodian shall provide additional weight lists to the Trustee upon request from the Trustee. For each business day, not later than 9:00 a.m., New York time on the following business day, Custodian shall transmit to COMEX by facsimile message signed by an Authorized Person of Custodian set forth on Schedule B-2 a report showing the total number of fine ounces of Gold held in the Account in each of (1) New York, (2) London and (3) any other location, and showing in each case the amount of Gold that in the form of
    (i) 400 ounce bars and (ii) 100 ounce or 1 kilogram bars. The parties understand and agree that Custodian (x) will not know, (y) will not have any duty to determine, and (z) except as provided in Section 2, in making any report required under this Agreement will not be considered to be making any representation or warranty as to, whether in fact the Gold deposited with it contains the amount of pure gold indicated on the bars. Except for Gold deposited by it in substitution for other Gold held in the Account, CUSTODIAN DISCLAIMS ALL LIABILITY FOR THE GENUINENESS AND FINENESS OF GOLD DEPOSITED WITH IT UNDER THIS AGREEMENT.

                    (f) Notice of Changes. Custodian shall notify Trustee immediately in writing if (i) Custodian receives notice of any claim against the Property other than a claim for payment of safe custody or administration permitted by this Agreement; (ii) Custodian shall otherwise fail to comply with any of the provisions of this Agreement; or (iii) any of the representations and warranties in Section 2 shall cease to be true and correct.

                    (g) Location of Gold. Gold in the Account shall be held by the Custodian (or a Sub-Custodian pursuant to Section 5) at (i) in the case of COMEX Gold, at premises located in The City of New York that are licensed or designated for the storage of gold by COMEX or, if agreed in writing between the parties with the Sponsor's approval, at premises in another location that are licensed by COMEX or (ii) in the case of LBMA Gold, premises located in The City of New York or London, England or in another location agreed in writing between the parties with the Sponsor's approval.

                    (h) Capacity. Custodian will have no obligation to accept a deposit of Gold under this Agreement if it lacks Capacity. Custodian lacks "Capacity" to accept a proposed deposit of Gold if and to the extent that (i) there is not enough physical space in vaults available to the Custodian in the relevant city to store that Gold, (ii) vault facilities available to Custodian in the relevant city cannot accept that Gold on the proposed date of deposit or (iii) after giving effect to the proposed deposit, the value of all Gold held in the Account would exceed $2 billion.

        4.      Powers and Duties of Custodian.

                    (a) Delivery, Receipt and Maintenance of Property. Custodian shall receive, hold, release and deliver Property from the Account only in accordance with this Agreement and the Procedures.

                    (b) Release of Property. No Property held in the Account shall be released in any manner whatsoever except upon written instructions of Trustee. Custodian will deliver Gold by making Gold bars available for collection at its office or at the office of a Sub-Custodian at which the Gold is held. However, Custodian will, upon the order of the Trustee, deliver amounts of up to 430 troy ounces of gold on an Unallocated Basis.

                    (c) Payment of Taxes. Unless Trustee otherwise instructs Custodian, Custodian shall pay or cause to be paid from the Account any and all taxes and levies in the nature of taxes imposed on the Property by any governmental authority and shall use its best efforts to secure relief from taxation and other privileges and benefits with respect to the Property; provided that Custodian shall provide to Trustee an advice or notification as to any such payments, and provided further that Custodian shall not liquidate any Gold in order to make such payments without the prior written consent of Trustee. Custodian will furnish Trustee with written explanations of its efforts to secure such relief. Trustee shall promptly reimburse Custodian for the amount of any taxes or levies paid by the Custodian under this Section 4(c).

                    (d) Other Information. Custodian shall provide to Trustee (i) its most recent audited financial statements promptly after such statements are prepared; (ii) a copy of any reports obtained by Custodian on the accounting system and internal accounting controls and procedures used by any Sub-Custodian at which any Property is held; (iii) information regarding Custodian's policies and procedures, the local law applicable to its activities, and the overall regulatory and economic environment in which it operates; and (iv) the names and addresses of the governmental agencies or regulatory authorities which supervise or regulate Custodian and any Sub-Custodian with which Property has been deposited pursuant to this Agreement.

                    (e) Substitution and Relocation of Gold. With the prior approval of Trustee (in consultation with the Sponsor), Custodian may (i) substitute other Gold for Gold held in the Account, provided that there is no change in the total number of fine troy ounces of Gold held in the Account and (ii) at its own risk and expense, move Gold held in the Account from one location to another location otherwise permitted under this Agreement.

                    (f) Purchases of Gold by Custodian. When requested by Trustee on any day on which the COMEX is open for regular trading, Custodian will purchase from Trustee for cash and for same day settlement, the amount of Gold that the Trustee specifies as necessary to pay the expenses of the Trust at a price per ounce equal to the settlement price for the expiring COMEX gold futures contract for that day. Custodian will pay to the Trustee the proceeds of each purchase of Gold made under this Section 4(f) when requested by the Trustee or otherwise on the first day on which COMEX is open for regular trading following the end of the month in which the purchase was made.

        5.      Use of Subcustodians.

                    (a) Qualifications. Custodian may, with the prior written consent of Trustee, entrust Gold held in the Account to a specified subcustodian that is eligible to act as a custodian of Gold under applicable laws and regulations (a "Sub-Custodian") selected by Custodian with due care.

                    (b) Separate Account; Bookkeeping; Instructions. Gold held by a Sub-Custodian shall be kept in an account of Custodian at such Sub-Custodian that contains only Gold held by Custodian for its customers, and Custodian shall separately identify on its books Gold that is so held on behalf of Trustee. The account of Custodian with each such Sub-Custodian shall be subject only to the instructions of Custodian.

                    (c) Monitoring. Custodian shall monitor the conduct of each Sub-Custodian, and promptly advise Trustee of any difficulties or problems (financial, operational or otherwise) existing with respect to such Sub-Custodian of which Custodian is aware and shall take appropriate and lawful action to protect and safekeep Trustee's Property deposited with such Sub-Custodian, including to the extent feasible, the withdrawal of such Property from such Sub-Custodian.

                    (d) Access and Inspection. Custodian shall not entrust Gold held in the Account to any Sub-Custodian other than The Bank of England unless that Sub-Custodian grants rights of access and inspection to records and Gold that are similar to those granted by Custodian in Section 7.

        6. Use of Agents. Custodian is authorized in its discretion to use agents in connection with Custodian's handling of transactions hereunder, provided that any such use shall not relieve Custodian of any of its responsibilities or liabilities hereunder.

        7. Access to Records; Inspection Rights. Custodian shall permit officers and properly designated representatives of Trustee and independent public accountants for the

Trust identified by Trustee reasonable access to the records of the Account for the purpose of confirming the content of those records. Upon at least ten days' prior notice, during Custodian's regular banking hours, any officer or properly designated representative of Trustee, any independent public accountants for the Trust identified by Trustee and any person designated by any regulatory authority having jurisdiction over Trustee or the Trust shall be entitled to examine on Custodian's premises the Property held by Custodian on its premises pursuant to this Agreement and Custodian's records regarding the Property held hereunder at a Sub-Custodian in accordance with Section 5 hereof, but only upon receipt from Trustee of properly authorized instructions to that effect. In addition, Custodian shall cooperate with Trustee in providing to Trustee's external auditors and the Trust's external auditors such reports (or portions thereof) of the external auditors of Custodian as relate directly to Custodian's system of internal accounting controls and procedures applicable to its duties under this Agreement.

        8.      Instructions from Trustee; Other Notices; Addresses.

                    (a) Instructions from Trustee. Whenever in this Agreement it is provided that Custodian is authorized to act or refrain from acting on instructions, approval or consent of, or notice from, the Trustee, Custodian is so authorized to act or refrain from acting only on instructions, approval, consent or notice given in accordance with this
    Section 8(a). As used in this Section 8(a), the term "instructions" shall be deemed to include approvals, consents or notices. Custodian is authorized to rely and act upon written instructions signed by an authorized person designated in the schedule attached hereto as Schedule B-1 ("Authorized Persons"), as such Schedule may be changed from time to time by written notice to Custodian from Trustee. Instructions in writing shall include (i) instructions in writing (including facsimile transmissions) signed by an Authorized Person; (ii) telex or tested telex instructions of Trustee and S.W.I.F.T. messages; and (iii) such other forms of communication as may be agreed upon from time to time by Trustee and Custodian. Except where otherwise provided in this Agreement, Custodian is further authorized to rely upon instructions received orally or by any other means which are identified as having been given by an Authorized Person and which conform to any agreement which might be entered between Trustee and Custodian regarding the method of identification or the means of transmission of such instructions. Any oral instructions shall be promptly confirmed in writing.

                    (b) Other Notices; Addresses. Except as otherwise specifically provided herein, all notices contemplated by this Agreement shall be in writing signed by an Authorized Person listed on Schedule B-1 or Schedule B-2, as applicable, and, except as otherwise agreed in writing from time to time by the parties, shall be given by facsimile transmission, telex or tested telex, courier, or first-class mail, postage prepaid. Such notices shall be given, and shall be deemed given when received, at the addresses set forth in Schedule C hereto, as such

    Schedule may be amended from time to time upon prior written notice from the Trustee to the Custodian or from the Custodian to the Trustee, as the case may be.

        9. Subrogation. Trustee and the Trust shall be subrogated to the rights of Custodian with respect to any claim against a Sub-Custodian or any other person for any loss or damage suffered by Trustee or the Trust if and to the extent that Trustee and the Trust have not been made whole for such loss or damage, and Custodian hereby assigns all such rights to Trustee. The exercise by Trustee of the rights granted in this Section 9 shall not affect Custodian's liabilities under Section 11 of this Agreement.

        10. Annual Certificate. Custodian shall deliver annually to Trustee and more frequently if requested by Trustee, a certificate dated the date of delivery, certifying that Custodian has, since the date of this Agreement or the date of the preceding such certificate, complied with the terms and conditions of this Agreement and that Custodian's representations and warranties in Section 2 of this Agreement continue to be true and correct.

        11.     Liability of Custodian; Indemnification.

                    (a) Custodian shall be liable for and shall indemnify Trustee for, and hold Trustee harmless from, any loss, damage, cost, judgment, expense or any other liability (including, but not limited to legal fees and expenses) ("Losses") incurred by Trustee (individually or in its capacity as Trustee) relating to or arising from, directly or indirectly, any breach of the representations and warranties of Custodian contained in this Agreement or any act or omission of Custodian under this Agreement, including, without limiting the generality of the foregoing, (i) any failure by Custodian to act or refrain from acting in accordance with instructions under Section 8(a) from Trustee; and (ii) any physical loss, destruction or damage to the Property, except, in each case, for Losses arising from nuclear fission or fusion, radioactivity, war, terrorist event, invasion, insurrection, civil commotion, riot, strike, act of government or public authority, act of God or a similar cause that is beyond the control of Custodian. Trustee shall notify Custodian promptly of any proceeding or claim for which Trustee may seek indemnity, and the Custodian shall cooperate fully with the Trustee with respect to any such proceeding or claim. Custodian's deposit of Gold held in the Account with a Sub-Custodian pursuant to Section 5 hereof shall not affect Custodian's responsibilities or liabilities or in any way limit or relieve Custodian of its responsibilities or liabilities under this Section 11, and Custodian shall remain fully liable with respect to such Property as if it had itself retained physical possession of it.

                    (b) Trustee shall indemnify Custodian for and hold Custodian harmless against any loss or claim, including reasonable fees of counsel, resulting from acts of omissions by Custodian in compliance with instructions from Trustee in accordance with Section 8(a) that Custodian reasonably believes were given by an

    Authorized Person of Trustee, including instructions to release Property from the Account to a person designated by Trustee.

        12. Fees and Expenses. Fees and expenses for the services rendered by Custodian under this Agreement shall be payable in accordance with the fee agreement which has been executed by the parties hereto and Barclays Global Investors, N.A. (the "Sponsor"), as that agreement may be amended from time to time by the parties to it in accordance with its terms.

        13. Termination. This Agreement may be terminated (a) by Trustee immediately without prior notice to Custodian upon the occurrence of any event specified in clauses (i), (ii) and (iii) of Section 3(f); or (b) by either party upon sixty (60) days' prior written notice to the other, sent by certified or registered mail, express courier, facsimile, telex or telegram; provided, that the provisions of Sections 9, 11 and 15 hereof shall survive the termination of this Agreement. Upon the termination date, Custodian shall deliver all Property held in the Account to Trustee (or to such successor custodian as Trustee may specify before the termination date).

        14. Confidentiality. Subject to the foregoing provisions of this Agreement and subject to any applicable law, Custodian shall use its best efforts to maintain the confidentiality of matters concerning the Property in the Account.

        15.     Choice of Law; Submission to Jurisdiction.

                    (a) This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without giving effect to conflict of laws principles. All actions and proceedings relating to or arising from, directly or indirectly, this Agreement may be brought by Trustee in courts located within the State of New York, and shall be litigated only in courts located within the State of New York if brought by Custodian against Trustee. The parties hereto hereby waive the right to a trial by jury in any such action or proceeding brought by Trustee or Custodian, and Custodian hereby submits to the personal jurisdiction of such courts and to the personal jurisdiction of any court or administrative agency in which any action or proceeding is brought by any person (other than Custodian) against Trustee, relating to or arising from, directly or indirectly, any act or omission of Custodian under this Agreement.

        If the Custodian does not maintain an office in The City of New York, the Custodian shall appoint and maintain an agent located in The City of New York upon whom process may be served in any action or proceeding which may be instituted by the Trustee or by any other person in any court or administrative agency relating to or arising from, directly or indirectly, any act or omission of Custodian under this Agreement. If the Custodian is required to maintain an agent for service of process under the preceding sentence, the Custodian shall notify the Trustee of the appointment of that agent and provide Trustee with evidence of acceptance by that agent of that appointment. Service of process upon such agent at the office of such agent for service of process shall be deemed in every respect effective service of process upon the Custodian in any such action or proceeding. The Custodian further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue in force such designation and appointment of such agent or its successor.

        16. Legal Opinion. Custodian will furnish to Trustee an opinion of counsel acceptable to Trustee addressed to Trustee and dated the date hereof to the effect that:

                    (a) the execution, delivery and performance by Custodian of this Agreement have been duly authorized by Custodian and do not and will not violate any applicable law or regulation and do not require the consent of any governmental or other regulatory body except for such consents and approvals as have been obtained and set forth on Schedule A hereto; and

                (b) this Agreement has been duly executed and delivered by Custodian and constitutes the legal, valid and binding obligation of Custodian, enforceable in accordance with its terms.

        17. Procedures. Trustee and Custodian agree that the provisions of the Procedures are hereby incorporated into and made a part of this Agreement and Custodian agrees to comply with the Procedures. Trustee, with the prior written consent of Sponsor, may modify the Procedures from time to time upon reasonable advance notice and, if the modifications relate to the duties of Custodian, after consultation with Custodian.

        18. Miscellaneous. Except as otherwise specifically provided in this Agreement, this Agreement may not be amended nor may any provision hereof be waived except by writing signed by the party against whom enforcement is sought. Any provisions of this Agreement that require the consent of, or consultation with, the Sponsor are intended for the benefit of the Sponsor and may not be amended or modified without the Sponsor's written consent. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns; provided, that this Agreement shall not be assignable by either party without the prior written consent of the other. This Agreement contains the entire agreement between Custodian and Trustee relating to custody of Property held by Custodian on behalf of Trustee and supersedes all prior agreements and understandings relating to such subject matter. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect. The captions included in this Agreement are included only for the convenience of the parties and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. Capitalized terms used in this Agreement (including its attachments) that are defined in the Depositary Trust Agreement dated as of the date of this Agreement between the Sponsor and Trustee and not otherwise defined in this Agreement shall have the meanings given them in that agreement.

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

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their respective officers thereunto duly authorized.

THE BANK OF NOVA SCOTIA                 THE BANK OF NEW YORK, as Trustee of the
                                        iShares COMEX Gold Trust


By:                                     By:
    ------------------------               --------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A

                               NECESSARY CONSENTS

                           Dated _______________, 2004

                                  SCHEDULE B-1

                          AUTHORIZED PERSONS OF TRUSTEE

                         Dated __________________, 2004

The names, titles and specimen signatures of the "Authorized Persons" of Trustee are as follows:

Name                    Title                   Signature
----                    -----                   ---------

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

                                  SCHEDULE B-2

                         AUTHORIZED PERSONS OF CUSTODIAN

                         Dated __________________, 2004

The names, titles and specimen signatures of the "Authorized Persons" of Custodian are as follows:

Name                    Title                   Signature
----                    -----                   ---------

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

                                   SCHEDULE C

                                     NOTICES

                         Dated ___________________, 2004

If to Trustee:                  Exchange Traded Funds Division
                                The Bank of New York
                                101 Barclay Street - Floor 6E
                                New York, New York 10286
                                U.S.A.
                                Attention:   Alfred Irving or Jarvis Joseph
                                Telephone:   (212) 815-6250
                                Facsimile:   (212) 815-6218
                                e-mail:      airving@bankofny.com

If to Custodian:                ScotiaMocatta Division
                                The Bank of Novia Scotia
                                One Liberty Plaza
                                New York, New York 10006
                                Attention:   _____________________
                                Telephone:   _____________________
                                Facsimile:   _____________________
                                e-mail:      _____________________

If to COMEX:                    Commodity Exchange, Inc.
                                One North End Avenue
                                New York, New York 10282
                                Attention:   _____________________
                                Telephone:   _____________________
                                Facsimile:   _____________________
                                e-mail:      _____________________

                                     ANNEX 1

                                   PROCEDURES

                                       17